AMENDMENT AGREEMENT

      THIS AMENDMENT AGREEMENT (the "Agreement") is made and entered into as of May 1, 1999 by and between William B. Hamilton ("Executive"), SUMMIT PROPERTIES INC., a Maryland corporation, and SUMMIT MANAGEMENT COMPANY, a Maryland corporation (collectively, the "Company").

                              W I T N E S S E T H :
                              ---------------------

      WHEREAS, Executive has been employed by the Company or its affiliates pursuant to an Employment Agreement dated December 5, 1996 (the "Employment Agreement"); and

      WHEREAS, in connection with Executive's employment by the Company, Executive and the Company entered into a Noncompetition Agreement dated January 13, 1994 (the "Noncompetition Agreement"); and

      WHEREAS, in conjunction with Executive's employment by the Company, Executive and the Company entered into an Executive Severance Agreement dated April 1, 1997 (the "Severance Agreement"); and

      WHEREAS, the Executive has in the past, and may in the future, participate in the Company's Employee Loan Program (the "Loan Program"); and

      WHEREAS, the Company and Executive desire to amend the Employment Agreement in accordance with paragraph 5.8 thereof on the terms and conditions contained in this Agreement;

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. In the event that Executive remains actively employed by the Company or its affiliates until May 1, 2000, then as of May 1, 2000, Section 4.2 "Termination as Result of No Cause Termination or Employee-Initiated Termination During Original Term," shall be deleted in its entirety and the following inserted therefor:

                  4.2 Termination As Result of No Cause Termination or Employee-Initiated Termination During Original Term. If Executive's employment under this Agreement is terminated as a result of a No Cause Termination or an Employee-Initiated Termination during the Original Term, Executive shall be entitled to receive (i) any Base Salary which may be owed to Executive but is unpaid as of the date on which Executive's employment is terminated, and (ii) his Base Salary as in effect on the date of such termination for a twelve month period. If Executive's employment under this agreement is terminated as a result of a Voluntary Termination, No Cause Termination or an Employee-Initiated Termination, subsequent to the Original Term and on or after May 1,

                  2000, Executive shall be entitled to receive (i) any Base Salary which may be owed to Executive that was unpaid as of the date on which Executive's employment is terminated, and
                  (ii) his Base Salary as in effect on the date of such termination for a twelve month period. The payment of such Base Salary pursuant to clause (ii) of the preceding sentences shall be made at such intervals in accordance with the Company's payroll procedures in effect from time to time with respect to officers of the Company but no less frequently than monthly. In addition, in the event of Executive's death following a Voluntary Termination, No Cause Termination, or an Employee-Initiated Termination subsequent to the Original Term and on or after May 1, 2000, any Base Salary payable to Executive under this Section 4.2 and not yet paid on the date of Executive's death shall be paid to Executive's designated beneficiary, if any, or if none, his surviving spouse, or, if none, his estate (collectively, the "Beneficiary"). Such payments shall be made to the Beneficiary at such times as would otherwise have been payable to Executive under this
                  Section 4.2; provided, however, that the Company may in its discretion pay such Base Salary to the Beneficiary in a lump sum payment in an amount determined in accordance with the methodology set forth in subsection (B) of Section 4.3.

      2. Except as expressly or by necessary implication amended hereby, the Employment Agreement, Noncompetition Agreement and Executive Severance Agreement shall continue if full force and effect.

      IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first set forth above.

                                    SUMMIT PROPERTIES INC.


                                    By: /s/ Steven R. LeBlanc
                                        --------------------------
                                        Name:  Steven R. LeBlanc
                                        --------------------------
                                        Title: President
                                        --------------------------


                                    SUMMIT MANAGEMENT COMPANY


                                    By: /s/ Steven R. LeBlanc
                                        --------------------------
                                        Name: Steven R. LeBlanc
                                        --------------------------
                                        Title: Vice President
                                        --------------------------


                                    EXECUTIVE


                                    /s/ William B. Hamilton
                                    ------------------------------
                                    Name: William B. Hamilton
                                    ------------------------------

                                       3